Exhibit 10.25

FOURTH SUPPLEMENTAL INDENTURE

dated as of November 30, 2023

among

AUNA S.A.,
as Issuer

The GUARANTORS party hereto,

and

Citibank, N.A.,
as Trustee, Registrar, Transfer Agent and Paying Agent

__________________________________________

6.500% Senior Notes Due 2025

THIS FOURTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of November 30, 2023, among AUNA S.A., a public limited liability company (société anonyme), incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B267590 (the “Issuer”), the guarantors listed in Schedule 1 hereto (each individually, together with its successors, a “Guarantor”, and collectively, the “Guarantors”) and CITIBANK, N.A., not in its individual capacity but solely as trustee (the “Trustee”), Registrar, Transfer Agent and Paying Agent.

RECITALS

WHEREAS, the Issuer, the Guarantors and Citibank, N.A., not in its individual capacity but solely as trustee, registrar, transfer agent and paying agent, entered into the indenture, dated as of November 20, 2020 (the “Base Indenture”), as amended and supplemented by the supplemental indenture, dated as of October 5, 2022, (the “First Supplemental Indenture”), the second supplemental indenture, dated as of June 8, 2023, (the “Second Supplemental Indenture”) and the third supplemental indenture, dated as of July 19, 2023 (the “Third Supplemental Indenture”, and together with the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), relating to the Issuer’s 6.500% Senior Notes Due 2025 (the “Notes”);

WHEREAS, Section 9.1 of the Indenture permits the Company, the Guarantors and the Trustee, with the consent of Holders of at least a majority in aggregate principal amount of the Notes then outstanding, to amend or supplement the Indenture for the purposes set forth herein;

WHEREAS, the Company has solicited consents from the Holders of the Notes to certain proposed amendments (the “Proposed Amendments”), pursuant to the terms and subject to the conditions set forth in the Exchange Offer Memorandum and Consent Solicitation Statement, dated November 10, 2023 (the “Exchange Offer Memorandum”) (the “Consent Solicitation”);

WHEREAS, the Company has obtained the requisite consents to the Proposed Amendments to the Indenture set forth in this Supplemental Indenture; and

WHEREAS, each of the conditions in the Indenture necessary to give effect to the amendments set forth herein have been satisfied.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:

Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2. Subject to Section 6 hereof, on the Operative Date (as defined herein), the Indenture is hereby amended by deleting each of the following sections, or clauses of sections, as the case may be, in its entirety and, in the case of each such section or clause so deleted, inserting in lieu thereof the phrase “[Intentionally Omitted]”:

(i)	Section 4.1(d) — Limitation on Indebtedness;

(ii)	Section 4.1(e) — Limitation on Asset Dispositions;

(iii)	Section 4.1(f) — Limitation on Restricted Payments;

(iv)	Section 4.1(g) — Limitation on Liens;

(v)	Section 4.1(h) — Limitation on Restrictions on Distributions from Restricted Subsidiaries;

(vi)	Section 4.1(i) — Limitation on Affiliate Transactions;

(vii)	Section 4.1(j) — Limitation on Activities of the Issuer and its Restricted Subsidiaries;

(viii)	Section 4.1(k) — Maintenance of Properties;

(ix)	Section 4.1(l) — Anti-Layering;

(x)	Section 4.1(m) — Reports;

(xi)	Section 4.2 — Effectiveness of Covenants;

(xii)	Section 4.3 — Merger and Consolidation;

(xiii)	Section 4.4 — Offer to Repurchase upon Change of Control;

(xiv)	Section 5.1(a)(iii) (the event of default regarding failure by the Issuer or any Guarantor to comply with its obligations under Section 4.3);

(xv)	Section 5.1(a)(iv) (the event of default regarding failure by the Issuer or any Guarantor for thirty (30) days to comply with its obligations under Section 4.1(e) or Section 4.4);

(xvi)	Section 5.1(a)(v) (the event of default regarding failure by the Issuer or any Guarantor for sixty (60) days to comply with any other covenant or agreement contained in the Indenture or the Notes);

(xvii)	Section 5.1(a)(vi) (the event of default regarding cross-acceleration and payment default);

(xviii)	Section 5.1(a)(vii) (the event of default regarding undischarged judgments); and

(xix)	Section 5.1(a)(viii) (the event of default regarding bankruptcy).

Section 3. Subject to Section 6 hereof, on the Operative Date, any collateral, encumbrances, liens, pledges or other security interest granted by the Company and its subsidiaries to secure the Notes in connection with the March 2023 Private Placement will be released. For the purposes of this Section 3, “March 2023 Private Placement” means the transactions governed by the Notes Purchase and Guarantee Agreement dated as of March 29, 2023 entered into by Auna S.A.A. and Grupo Salud Auna México, S.A. de C.V., as issuers, the guarantors party thereto, the purchasers party thereto, TMF Group New York LLC as administrative agent, collateral agent and notes registrar, and BTG Pactual US Capital, LLC and Santander US Capital Markets LLC, as joint placement agents, as amended, supplemented or otherwise modified from time to time, and any ancillary or related documents.

Section 4. Any provision contained in the Notes that corresponds to any provision of the Indenture as amended by Sections 2 and 3 shall likewise be amended so that any such provision contained in the Notes will conform to and be consistent with any provision of the Indenture as amended hereby.

Section 5. Any definitions used exclusively in the provisions of the Indenture and the Notes that are deleted pursuant to Sections 2 and 3 hereof, and any definitions used exclusively within such definitions, are hereby deleted in their entirety from the Indenture and the Notes, and all references in the Indenture and the Notes to any sections or clauses set forth in Sections 2 and 3 hereof, any and all obligations thereunder and any Event of Default related solely to such sections and clauses, are hereby deleted throughout the Indenture and the Notes.

Section 6. This Fourth Supplemental Indenture shall become effective immediately upon execution by the parties hereto, however, the provisions of this Fourth Supplemental Indenture shall not become operative until the Issuer delivers to the Trustee an Officers’ Certificate confirming the consummation of the Exchange Offer on the Settlement Date (each, as defined in the Exchange Offer Memorandum) (the “Operative Date”). Except as amended hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects. From and after the Operative Date, all references to the Indenture (whether in the Indenture or in any other agreements, documents or instruments) shall be deemed to be references to the Indenture as amended and supplemented by this Fourth Supplemental Indenture.

Section 7. This Fourth Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York. Section 10.8 (Waiver of Jury Trial) and Section 10.9 (Submission to Jurisdiction; Waivers; Prescription) of the Indenture shall apply mutatis mutandis to this Fourth Supplemental Indenture as if set out herein.

Section 8. This Fourth Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 9. This Fourth Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this Fourth Supplemental Indenture will henceforth be read together.

Section 10. The Trustee makes no representation or warranty as to the validity or sufficiency of this Fourth Supplemental Indenture or the recitals contained herein, and assumes no responsibility for their correctness. In the performance of its obligations hereunder, the Trustee in each of its capacities hereunder shall be provided with any rights, benefits, protections, indemnities and immunities afforded to it pursuant to the Indenture.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the date first above written.

AUNA S.A., as Issuer

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Executive Chairman

AUNA SALUD S.A.C.

CLÍNICA BELLAVISTA S.A.C.

CLÍNICA MIRAFLORES S.A.

CLÍNICA VALLESUR S.A.

GSP INVERSIONES S.A.C.

GSP SERVICIOS COMERCIALES S.A.C.

GSP SERVICIOS GENERALES S.A.C.

GSP TRUJILLO S.A.C.

LABORATORIO CLÍNICO INMUNOLÓGICO CANTELLA S.A.C. MEDICSER S.A.C.

ONCOCENTER PERÚ S.A.C.

ONCOSALUD S.A.C.

RYR PATÓLOGOS ASOCIADOS S.A.C.

SERVIMÉDICOS S.A.C.

as Guarantors

By:	/s/ Mauricio Balbi Bustamante
Name:	Mauricio Balbi Bustamante
Title:	Authorized Representative

AUNA COLOMBIA S.A.S., as Guarantor

By:	/s/ Carlos Andrés Ángel Arango
Name: Carlos Andrés Ángel Arango
Title: Legal Representative

[Signature Page to Fourth Supplemental Indenture]

INSTITUTO DE CANCEROLOGÍA S.A.S., as Guarantor

By:	/s/ Carlos Andrés Ángel Arango
Name: Carlos Andrés Ángel Arango
Title: Legal Representative

PROMOTORA MÉDICA LAS AMÉRICAS S.A., as Guarantor

By:	/s/ Carlos Andrés Ángel Arango
Name: Carlos Andrés Ángel Arango
Title: Legal Representative

LAS AMÉRICAS FARMA STORE S.A.S., as Guarantor

By:	/s/ Carlos Andrés Ángel Arango
Name: Carlos Andrés Ángel Arango
Title: Legal Representative

GRUPO SALUD AUNA MÉXICO, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

[Signature Page to Fourth Supplemental Indenture]

HOSPITAL Y CLÍNICA OCA, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

DRJ INMUEBLES, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

INMUEBLES JRD 2000, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

TOVLEJA HG, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

[Signature Page to Fourth Supplemental Indenture]

CITIBANK, N.A., not in its individual capacity but solely as Trustee, Registrar, Transfer Agent and Paying Agent

By:	/s/ Eva Waite
Name: Eva Waite
Title: Senior Trust Officer

[Signature Page to Fourth Supplemental Indenture]

Schedule 1

LIST OF GUARANTORS

Entity	Jurisdiction
1. Auna Salud S.A.C.	Peru
2. Clínica Bellavista S.A.C.	Peru
3. Clínica Miraflores S.A.	Peru
4. Clínica Vallesur S.A.	Peru
5. GSP Inversiones S.A.C.	Peru
6. GSP Servicios Comerciales S.A.C.	Peru
7. GSP Servicios Generales S.A.C.	Peru
8. GSP Trujillo S.A.C.	Peru
9. Laboratorio Clínico Inmunológico Cantella S.A.C.	Peru
10. Medicser S.A.C.	Peru
11. Oncocenter Perú S.A.C.	Peru
12. Oncosalud S.A.C.	Peru
13. RyR Patólogos Asociados S.A.C.	Peru
14. Servimédicos S.A.C.	Peru
15. Auna Colombia S.A.S.	Colombia
16. Instituto de Cancerología S.A.S.	Colombia
17. Promotora Médica Las Américas S.A.	Colombia
18. Las Américas Farma Store S.A.S.	Colombia
19. Grupo Salud Auna México, S.A. de C.V.	México
20. Hospital y Clínica OCA, S.A. de C.V.	México
21. DRJ Inmuebles, S.A. de C.V.	México
22. Inmuebles JRD, S.A. de C.V.	México
23. Tovleja HG, S.A. de C.V.	México

[Signature Page to Fourth Supplemental Indenture]